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                                                                  EXHIBIT (q)(1)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Eaton Vance Municipals Trust II, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Municipals Trust II, with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

       Signature                      Title                          Date
       ---------                      -----                          ----


/s/ Thomas J. Fetter              President and                November 20, 2001
-------------------------  Principal Executive Officer
Thomas J. Fetter


/s/ James L. O'Connor      Treasurer and Principal Financial   November 20, 2001
-------------------------       and Accounting Officer
James L. O'Connor


/s/ Jessica M. Bibilowicz
-------------------------             Trustee                  November 9, 2001
Jessica M. Bibliowicz


/s/ Donald R. Dwight
-------------------------             Trustee                  November 5, 2001
Donald R. Dwight


/s/ James B. Hawkes
-------------------------             Trustee                  November 5, 2001
James B. Hawkes


/s/ Samuel L. Hayes, III
-------------------------             Trustee                  November 5, 2001
Samuel L. Hayes, III


/s/ Norton H. Reamer
-------------------------             Trustee                  November 5, 2001
Norton H. Reamer


/s/ Lynn A. Stout
-------------------------             Trustee                  November 5, 2001
Lynn A. Stout


/s/ Jack L. Treynor
-------------------------             Trustee                  November 5, 2001
Jack L. Treynor